UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2020

PAID, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28720	73-1479833
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

225 Cedar Hill Street Suite 200 Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 861-6050

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Type of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common	PAYD

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
  ☐

Item 3.02.
Unregistered Sales of Equity Securities

(a)
On February 28, 2020, thirteen secured debenture holders exchanged 2,529,300 in Preferred Stock into shares of Common Stock on a one for one basis each at a conversion price of $2.94 per share. Also on this date, ShipTime, a subsidiary of Paid Inc, amended its rights to exchange one share of ShipTime from forty-five (45) common and three hundred eleven (311) preferred to three hundred fifty six (356) common. Exemption from registration is claimed under section 3(a) (9) of the Securities Act of 1933, as amended.

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On February 29, 2020, Allan Pratt completed his contractual obligation as a Chief Executive Officer with PAID, Inc. (the “Company”). Mr. Pratt remains a member of the Company’s Board of Directors.

(c)
W. Austin Lewis, IV, as Chief Financial Officer was appointed interim Chief Executive Officer. Mr. Lewis, 44, currently serves as CFO and Director of PAID as well as serving as a member of the Audit Committees and Compensation Committees for MAM Software, Inc. (MAMS).   Since 2004, Mr. Lewis has served as Chief Executive Officer of Lewis Asset Management Corporation, an investment management company he founded, where he is also the Portfolio and Chief Investment Officer of the Lewis Opportunity Fund. Prior to founding Lewis Asset Management, Mr. Lewis held a variety of positions with investment firms, including Puglisi & Co., Thompson Davis & Co., and Branch Cabell & Company. Mr. Lewis holds a Bachelor of Science in Finance and a Bachelor of Science in Financial Economics from James Madison University.

Item 9.01.
Financial Statements and Exhibits

(d)
Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2020	By:	/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CEO, CFO

EXHIBIT INDEX

Exhibit
Description

4.1
Exchange Agreement for Series A Preferred Stock to Common Stock dated February 24, 2020.
.